Investor Presentation January 2007 Exhibit 99.1

Notice Regarding Forward-Looking Statements
Statements in this presentation that are not historical are “forward-looking statements.” These forward-looking statements may state Midwest Air Group’s or management’s intentions, hopes, beliefs, expectations or predictions for the future.
Words such as “expect,” “anticipate,” “believe,” “estimate,” “goal,” “objective” or similar words are intended to identify forward-looking statements.  It is important to note that our actual results could differ materially from the projected results contained in these forward looking statements.  Factors that may cause such a difference to occur include, but are not limited to, fees and expenses incurred in connection with AirTran’s unsolicited exchange offer and the risk factors described in “Item 1A. Risk Factors” in Midwest Air Group’s Annual Report on Form 10-K for
the year ended December 31, 2005.

Agenda For Today’s Discussion
• AirTran’s Offer is Inadequate and Opportunistic
• Midwest’s Strategic Plan Creates Long-Term Value
• Correcting the Record
• Midwest’s Board Recommends Against AirTran’s Offer

October 20, 2006 AirTran sends letter to Midwest Board proposing to acquire Midwest for $11.25/share (non-specific on split between cash and stock)
December 7, 2006 Midwest Board rejects AirTran offer
December 13, 2006 AirTran makes public its proposal to acquire Midwest for $11.25 per share (non-specific on split between cash and stock)
January 11, 2007 AirTran makes public exchange offer for all shares of Midwest at a nominal price of $13.25/share (50% cash / 50% stock)
January 24, 2007 Midwest Board recommends against AirTran’s offer
June 30, 2005 AirTran sends letter to Midwest proposing to acquire Midwest for
$4.50/share
July 20, 2005 Midwest rejects $4.50/share offer
Summary of Key Events

AirTran’s Offer is Inadequate and Opportunistic
• AirTran’s offer undervalues Midwest
–Midwest’s shareholders are poised to benefit from company’s investment and execution of its strategic plan
• Midwest has benefited from significant business and financial momentum
–Midwest stock up 167% over past 12 months
–Traffic growth of 21.5% in 2006
–Unit revenue growth of 12.5% in 2006
• Market conditions in the industry will continue to improve and increasingly favor high quality carriers like Midwest

Midwest’s Cash Funds Substantially All of the Cash
Portion of AirTran’s Offer
• Midwest’s total cash balance as of 12/31/06 approximately
$158mm
–Represents more than 92% of AirTran’s
cash funding
requirement
• Midwest cash represents more than $6/share

Agenda For Today’s Discussion
• AirTran’s Offer is Inadequate and Opportunistic
• Midwest’s Strategic Plan Creates Long-Term Value
• Correcting the Record
• Midwest’s Board Recommends Against AirTran’s Offer

The Board Believes Midwest’s Strategic Plan Will
Create Superior Long-Term Value
• Midwest’s strategic plan is expected to create greater value for shareholders than AirTran’s proposed offer
• Midwest shareholders are poised to benefit from Midwest’s
investments and industry rebound
• Midwest’s planned addition of routes and service expected to increase capacity by 15% in 2007
• Midwest’s fleet flexibility and diversification allows company to generate superior value across a variety of markets

Revenue
EBITDAR*
EPS
>$825 $766
$104 >$140 >$36 (+35%)
$0.88
>$1.70
Current IBES Management Plan Increase
>$59 (+8%)
>$0.82 (+93%)
The Board Believes Midwest’s Strategic Plan Will
Create Superior Long-Term Value
* 2007 estimated EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) is considered to be a non-GAAP financial measure.
Midwest believes that this non-GAAP measure, when presented in conjunction with comparable GAAP measures, is useful because that information is an appropriate measure for evaluating Midwest’s operating performance as these costs are not directly attributable to the underlying performance of its business operations.  Internally, Midwest uses this non-GAAP information as an indicator of business performance and management’s effectiveness.  This measure should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
2007E

The Board Believes Midwest’s Strategic Plan Will
Drive Growth
• Fleet expansion and diversification driving growth
–
Skywest agreement for CRJ service in 2Q/07
• Annualized revenue impact projected to be $150 million
• Allows for redeployment of B717s and 328JETs to new opportunities
–
2 additional MD-80s put into service in 2Q/07
• Annualized revenue impact projected to be $50 million
–
Premium upgrades on MD-80s in 4Q/07
• Annualized revenue impact projected to be $5 million
–
Evaluating future fleet replacement for MD-80’s and growth aircraft
• Analyzing replacement with either A320s or 737-800’s

Last twelve months stock performance per Bloomberg as of January 24, 2007
(1) Includes JetBlue, Southwest, WestJet and Frontier.
(2) Includes AMR Corp, UAL Corp, Alaska Airlines, Continental, and U.S. Airways.
Midwest Shareholders Are Seeing Benefits from
Investment
40%
70%
100%
130%
160%
190%
220%
250%
280%
310%
Jan-2006 Mar-2006 May-2006 Jun-2006 Aug-2006 Oct-2006 Dec-2006 Jan-2007
Airtran Midwest Network Carriers (1) Low Cost Carriers (2)
64.9%
167.3%
5.5%
(28.3%)
Public announcement of
AirTran’s December 13
th
Offer

Data for Midwest Air Group
Kansas City - #2 Market Share
Milwaukee - #1 Market Share
0%
10%
20%
30%
40%
50%
60%
2001 2002 2003 2004 2005 Q3
2006
0%
2%
4%
6%
8%
10%
12%
2001 2002 2003 2004 2005 Q3
2006
Midwest Has Shown Improved Market Share

RASM / CASM RPM/ASM Growth – Percent of 2000 Levels
90%
100%
110%
120%
130%
140%
150%
160%
170%
180%
190%
200%
2000 2001 2002 2003 2004 2005 2006
ASMs
RPMs
$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
$0.14
$0.16
2000 2001 2002 2003 2004 2005 2006
Total CASM
CASM Ex-Fuel*
RASM
Data for Midwest Airlines
Midwest Shareholders are Seeing Benefits from
Improved Operating Performance
Data for Midwest Air Group.  Scheduled service only
* CASM ex-fuel is a non-GAAP financial measure.  Reconciliation to GAAP included in SEC filings.

EBITDAR* EPS** Revenue
$0.29
($3.71)
2005 2006
$80.0
$17.9
2005 2006
$664.5
$523.0
2005 2006
Midwest Management Plan is Driving Strong
Performance
*EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) is considered to be a non-GAAP financial measure.
Midwest believes that this non-GAAP measure, when presented in conjunction with comparable GAAP measures, is useful because that information is an appropriate measure for evaluating Midwest’s operating  performance as these costs are not directly attributable to the underlying performance of its business operations.  Internally, Midwest uses this non-GAAP information as an indicator of business performance and management’s effectiveness.  This measure should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
**Includes $0.89 of EPS charge from impairment in third quarter 2005 for Midwest.

AirTran** Midwest*
$0.25
($2.33)
2H 2005 2H 2006
($0.10)
$0.01
2H 2005 2H 2006
Midwest’s EPS has Outpaced AirTran’s Projected EPS
*Includes $0.89 of EPS charge from impairment in third quarter 2005 for Midwest.
**AirTran second half EPS based on IBES median.

AirTran RASM*
11.0
cents
12.3
cents
Q42005 Q42006
9.8 cents
9.1 cents
Q42005 Q42006
Midwest’s Superior Operating Performance
Midwest RASM
AirTran Load Factor Midwest Load Factor
73.8%
67.4%
Q42005 Q42006
69.0%
71.5%
Q42005 Q42006
*Q42006 RASM assumes midpoint of 6.5%-7.5% RASM decline per Company guidance.
~

Agenda For Today’s Discussion
• AirTran’s Offer is Inadequate and Opportunistic
• Midwest’s Strategic Plan Creates Long-Term Value
• Correcting the Record
• Midwest’s Board Recommends Against AirTran’s Offer

• Many of AirTran’s focus cities are “underserved ” by AirTran’s definition compared to Milwaukee and Kansas City
Population
(MM) w/in 25mi
Daily Seats
Daily Flights
0.7 1.1 1.0 6.4 3.3 1.3 1.5 1.1
1,991 2,721 5,299 37,520 41,045 15,392 14,224 22,858
28 37 77 291 333 179 208 216
FNT CAK DAY MDW BWI IND Milwaukee Kansas
City
AirTran “Focus Cities” Midwest Hubs
Population Data – US Census Bureau
12/06 Flight/Seat Data - APGDAT
Milwaukee and Kansas City are Well Served Markets

Milwaukee Market is Fairly Priced
• There is only a 3%-4% difference
between Milwaukee and Chicago
airfares based on ALL air traffic
through Chicago
• By discussing Midway fares only,
AirTran excludes 71% of Chicago
market to make claim that
Milwaukee is “overpriced”
Source: APGDAT 2Q06
3% $132 $136 Average
2% $132 $135 Washington – DCA
2% $115 $116 Tampa
-46% $226 $155 San Francisco
56% $81 $183 Pittsburgh
6% $134 $143 Phoenix
14% $121 $141 Philadelphia
-3% $113 $110 Orlando
15% $129 $153 Newark
11% $138 $156 New York - LGA
31% $101 $146 Minneapolis
-10% $166 $151 Los Angeles
-8% $136 $126 Las Vegas
49% $89 $174 Kansas City
11% $118 $132 Ft. Myers
3% $118 $121 Ft. Lauderdale
1% $126 $127 Denver
12% $133 $162 Dallas/Ft. Worth
-2% $152 $149 Boston
5% $121 $128 Baltimore
-28% $165 $121 Atlanta
% Diff
Chicago -
ORD &
MDW Milwaukee

Regional Jets Continue to Add Value
• Midwest service allows smaller cities to access the rest of the country
–
Regional jets are essential for connectivity from smaller markets
–
Flexibility of fleet size allows fit to market size and customer needs
•
Midwest provides service to 24
routes from Milwaukee that are smaller than
AirTran’s smallest route
–
Likely that AirTran would abandon those routes
• AirTran’s failed experiment with regional jets colors its view of Midwest’s successful regional jet program

AirTran Lacks Long-Term Commitment to New
Markets
• In 2004, AirTran set Dallas up as a “mini-hub” with nonstop flights from DFW to seven major cities
–
Today AirTran serves only three of those cities from Dallas
• AirTran said it would have 30 flights/day from DFW by end of 2004
–
Today AirTran has eight
daily departures from Dallas
•
Since 2004, AirTran has dropped
a total of 24
markets

AirTran Lacks Long-Term Commitment to New
Markets
9 8 Cities
26 32 Departures
Chicago
Midway
5 9 Cities
18 21 Departures
Philadelphia
3 5 Cities
8 17 Departures
Dallas
3 4 Cities
6 13 Departures
Pittsburgh
2 3 Cities
7 16 Departures
Washington
Dulles
March 2007 Peak City
Source: Published Schedule for March 2007

AirTran Will Have Difficulty Achieving $60mm of
Synergies Without Milwaukee Job Losses
• Potential reduction of hundreds of jobs from Milwaukee region
–
Significant overlap in administrative and executive positions ranging from IT to purchasing to environmental and more…
–
AirTran recently built new maintenance and reservations facilities so unlikely to keep those positions in Milwaukee
–
Any non-hub destinations currently served by both carriers would combine and eliminate jobs

Agenda For Today’s Discussion
• AirTran’s Offer is Inadequate and Opportunistic
• Midwest’s Strategic Plan Creates Long-Term Value
• Correcting the Record
• Midwest’s Board Recommends Against AirTran’s Offer

Midwest’s Board Recommends Against AirTran’s
Offer
The Board has determined that:
• AirTran’s offer is inadequate because it does not fully reflect the long-term value of Midwest’s strategic plan
• The timing of AirTran’s offer is opportunistic and disadvantageous to Midwest shareholders
• The value of the consideration being offered by AirTran is uncertain and highly dependent on the value of AirTran common stock
• AirTran’s acquisition of Midwest would not serve the interests of Midwest’s employees, suppliers and customers and the communities in which Midwest operates
• AirTran’s offer is subject to numerous conditions, which results in significant uncertainty that the offer will be consummated

Appendix

Reconciliation Between Net Income and EBITDAR
Midwest believes that this non-GAAP measure, when presented in conjunction with comparable GAAP measures, is useful because that information is an appropriate measure for evaluating Midwest’s operating  performance as these costs are not directly attributable to the underlying performance of its business operations.  Internally, Midwest uses this non-GAAP information as an indicator of business performance and management’s effectiveness.  This measure should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
Net income as reported ($000) $5,412 $(64,886)
Less:  Interest income (7,701) (3,723)
Interest expense 3,283 3,581
Tax (403) (140)
Depreciation and amortization 15,178 16,001
Impairment Loss 0 15,622
Aircraft Rentals 64,215 51,468
$74,572 $82,809
EBITDAR $79,984 $17,923
2006 2005
Twelve Months Ended December 31

Investor Presentation January 2007